Exhibit 13.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F of Ceragon Networks Ltd. (the “Company”) for the year ended December 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to the best of our knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 21, 2024

By: /s/ Doron Arazi
Name: Doron Arazi
Title: Chief Executive Officer

By: /s/ Ronen Stein
Name: Ronen Stein
Title: Chief Financial Officer

A signed copy of this written statement required by Section 906 has been provided to Ceragon Networks Ltd. and will be retained by Ceragon Networks Ltd. and furnished to the Securities and Exchange Commission or its staff upon request.